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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):         October 16, 2002
                                                  ------------------------------


                               THE TIMKEN COMPANY
                              -------------------
               (Exact name of registrant as specified in charter)




          Ohio                          1-1169                   34-0577130
--------------------------------------------------------------------------------
(State or Other Jurisdiction         (Commission               (IRS Employer
        of Incorporation)            File Number)            Identification No.)


1835 Dueber Avenue, S.W., Canton, Ohio                         44706-2798
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                       (Zip Code)


       Registrant's telephone number, including area code: (330) 438-3000



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ITEM 5.  OTHER EVENTS.

         The Timken Company issued a press release on October 16, 2002, a copy of which is filed as Exhibit 99.1 to this report and is incorporated herein by this reference.




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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

                  (a)      Not applicable.

                  (b)      Not applicable.

                  (c)      Exhibits.

                            99.1     Press Release, dated October 16, 2002







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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       THE TIMKEN COMPANY



                                       By:       /s/ William R. Burkhart
                                            ----------------------------------
                                            Name:   William R. Burkhart
                                            Title:  Senior Vice President and
                                                    General Counsel



Dated:  October 16, 2002



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                                  EXHIBIT INDEX

                               The Timken Company

                           Current Report on Form 8-K
                             Dated October 16, 2002



        Exhibit No.                        Title
        -----------                        -----

            99.1              Press Release, dated October 16, 2002